Special Opportunities Fund, Inc. January 31, 2022 19a-1 Notice

On April 1, 2019, Special Opportunities Fund, Inc. (the “Fund”) announced that the Board of Directors has approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2021. On January 31, 2022, the monthly distribution under the MDP of $0.11 per share will be paid to stockholders of record on January 20, 2022.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the January 31, 2022, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	January 2022		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.001	1.34%	$0.001	1.34%
Net Realized Short-Term Capital Gains	$0.000	0.00%	$0.000	0.00%
Net Realized Long-Term Capital Gains	$0.109	98.66%	$0.109	98.66%
Return of Capital	$0.000	0.00%	$0.000	0.00%
Total Distribution	$0.11	100.00%	$0.11	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on December 31, 2021[2]	10.27%
Current Annualized Distribution Rate (current fiscal year)[3]	7.31%
Current Fiscal Year Cumulative Total Return[4]	14.09%
Cumulative Distribution Rate (current fiscal year)[5]	7.31%

1	The Fund’s current fiscal year began on January 1, 2022

2	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2021, annualized as a percentage of the Fund’s NAV at the same date.

4
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2021 through December 31, 2021, including distributions paid and assuming reinvestment of those distributions.

5
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2021, through December 31, 2021) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2021.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. February 28, 2022 19a-1 Notice

On April 1, 2019, Special Opportunities Fund, Inc. (the “Fund”) announced that the Board of Directors has approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2021. On February 28, 2022, the monthly distribution under the MDP of $0.11 per share will be paid to stockholders of record on February 17, 2022.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the February 28, 2022, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	February 2022		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.006	5.61%	$0.008	3.47%
Net Realized Short-Term Capital Gains	$0.000	0.00%	$0.000	0.00%
Net Realized Long-Term Capital Gains	$0.104	94.39%	$0.212	96.53%
Return of Capital	$0.000	0.00%	$0.000	0.00%
Total Distribution	$0.11	100.00%	$0.22	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on January 31, 2022[2]	9.52%
Current Annualized Distribution Rate (current fiscal year)[3]	8.18%
Current Fiscal Year Cumulative Total Return[4]	-1.88%
Cumulative Distribution Rate (current fiscal year)[5]	0.68%

1	The Fund’s current fiscal year began on January 1, 2022

2	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of January 31, 2022, annualized as a percentage of the Fund’s NAV at the same date.

4
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2022, through January 31, 2022, including distributions paid and assuming reinvestment of those distributions.

5
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2022, through January 31, 2022) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of January 31, 2022.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. March 31, 2022 19a-1 Notice

On April 1, 2019, Special Opportunities Fund, Inc. (the “Fund”) announced that the Board of Directors has approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2021. On March 31, 2022, the monthly distribution under the MDP of $0.11 per share will be paid to stockholders of record on March 22, 2022.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the March 22, 2022, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	March 2022		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.049	44.72%	$0.065	19.77%
Net Realized Short-Term Capital Gains	$0.023	20.73%	$0.002	0.61%
Net Realized Long-Term Capital Gains	$0.018	16.55%	$0.263	79.61%
Return of Capital	$0.020	18.00%	$0.000	0.00%
Total Distribution	$0.11	100.00%	$0.33	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on February 28, 2022[2]	8.85%
Current Annualized Distribution Rate (current fiscal year)[3]	8.31%
Current Fiscal Year Cumulative Total Return[4]	-2.67%
Cumulative Distribution Rate (current fiscal year)[5]	1.38%

1	The Fund’s current fiscal year began on January 1, 2022

2	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of February 28, 2022, annualized as a percentage of the Fund’s NAV at the same date.

4
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2022, through February 28, 2022, including distributions paid and assuming reinvestment of those distributions.

5
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2022, through February 28, 2022) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of February 28, 2022.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. April 29, 2022 19a-1 Notice

On April 1, 2019, Special Opportunities Fund, Inc. (the “Fund”) announced that the Board of Directors has approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2021. On April 29, 2022, the monthly distribution under the MDP of $0.11 per share will be paid to stockholders of record on April 20, 2022.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the April 29, 2022, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	April 2022		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.035	31.38%	$0.099	22.46%
Net Realized Short-Term Capital Gains	$0.041	37.39%	$0.015	3.35%
Net Realized Long-Term Capital Gains	$0.012	11.27%	$0.326	74.19%
Return of Capital	$0.022	19.96%	$0.000	0.00%
Total Distribution	$0.11	100.00%	$0.44	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on March 31, 2022[2]	9.31%
Current Annualized Distribution Rate (current fiscal year)[3]	8.17%
Current Fiscal Year Cumulative Total Return[4]	-0.34%
Cumulative Distribution Rate (current fiscal year)[5]	2.04%

1	The Fund’s current fiscal year began on January 1, 2022

2	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of March 31, 2022, annualized as a percentage of the Fund’s NAV at the same date.

4
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2022, through March 31, 2022, including distributions paid and assuming reinvestment of those distributions.

5
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2022, through March 31, 2022) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of March 31, 2022.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. May 31, 2022 19a-1 Notice

On April 1, 2019, Special Opportunities Fund, Inc. (the “Fund”) announced that the Board of Directors has approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2021. On May 31, 2022, the monthly distribution under the MDP of $0.11 per share will be paid to stockholders of record on May 19, 2022.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the May 31, 2022, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	May 2022		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.030	27.23%	$0.128	23.35%
Net Realized Short-Term Capital Gains	$0.004	3.52%	$0.020	3.64%
Net Realized Long-Term Capital Gains	$0.000	0.00%	$0.402	73.01%
Return of Capital	$0.076	69.25%	$0.000	0.00%
Total Distribution	$0.11	100.00%	$0.55	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on April 30, 2022[2]	7.53%
Current Annualized Distribution Rate (current fiscal year)[3]	8.72%
Current Fiscal Year Cumulative Total Return[4]	-6.04%
Cumulative Distribution Rate (current fiscal year)[5]	2.91%

1	The Fund’s current fiscal year began on January 1, 2022

2	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of April 30, 2022, annualized as a percentage of the Fund’s NAV at the same date.

4
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2022, through April 30, 2022, including distributions paid and assuming reinvestment of those distributions.

5
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2022, through April 30, 2022) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of April 30, 2022.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com

Special Opportunities Fund, Inc. June 30, 2022 19a-1 Notice

The Special Opportunities Fund, Inc. (the “Fund”) previously announced that the Board of Directors had approved a Managed Distribution Plan (MDP).  Under the MDP, the Fund will make monthly distributions to common stockholders at an annual rate of 8% (or 0.6667% per month), based on the net asset value (NAV) of the Fund’s common shares as of December 31, 2021. On June 30, 2022, the monthly distribution under the MDP of $0.11 per share will be paid to stockholders of record on June 21, 2022.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, capital gains and return of capital, but the character of these distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the June 30, 2022, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	June 2022		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.084	76.44%	$0.209	31.74%
Net Realized Short-Term Capital Gains	$0.000	0.00%	$0.017	2.54%
Net Realized Long-Term Capital Gains	$0.000	0.00%	$0.434	65.75%
Return of Capital	$0.026	23.56%	$0.000	0.00%
Total Distribution	$0.110	100.00%	$0.660	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on May 31, 2022[2]	7.12%
Current Annualized Distribution Rate (current fiscal year)[3]	8.87%
Current Fiscal Year Cumulative Total Return[4]	-6.88%
Cumulative Distribution Rate (current fiscal year)[5]	3.70%

1	The Fund’s current fiscal year began on January 1, 2022

2	Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3	The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of May 31, 2022, annualized as a percentage of the Fund’s NAV at the same date.

4
Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from January 1, 2022, through May 31, 2022, including distributions paid and assuming reinvestment of those distributions.

5
Cumulative Distribution Rate for the Fund’s current fiscal period (January 1, 2022, through May 31, 2022) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of May 31, 2022.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s MDP.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

www.specialopportunitiesfundinc.com